SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ________________

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(B) OR 12(G) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                BLACKROCK STRATEGIC DIVIDEND ACHIEVERS(TM) TRUST

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                              DELAWARE 20-0438100
                    (STATE OF INCORPORATION (I.R.S. EMPLOYER
                      OR ORGANIZATION) IDENTIFICATION NO.)


                  100 BELLEVUE PARKWAY,                           19809
                   WILMINGTON, DELAWARE                        (ZIP CODE)
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

 If this form relates to the registration of a   If this form relates to the registration of a
 class of securities pursuant to Section 12(b)   class of securities pursuant to Section 12(g)
 of the Exchange Act and is effective            of the Exchange Act and is effective
 pursuant to General Instruction A.(c), please   pursuant to General Instruction A.(d),
 check the following box. |X|                    please check the following box. |_|


         SECURITIES ACT REGISTRATION STATEMENT FILE NUMBER TO WHICH THIS FORM
         RELATES: 333-112166

         SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:

  TITLE OF EACH CLASS                         NAME OF EACH EXCHANGE ON WHICH
  TO BE SO REGISTERED                         EACH CLASS IS TO BE REGISTERED

  COMMON SHARES OF BENEFICIAL INTEREST        NEW YORK STOCK EXCHANGE



       SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:

                                      NONE


                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The description of the Registrant's securities to be registered is incorporated by reference to the description contained under the caption "Description of Shares" in the Registrant's Registration Statement on Form N-2 (File Nos. 333-112166 and 811-21493), as filed electronically with the Securities and Exchange Commission (the "Commission") on January 23, 2004 (Accession No. 0000950172-04-000192) ("Registration Statement on Form N-2"), as amended by Pre-Effective Amendment No.1 to the Registration Statement on Form N-2, as filed with the Commission on February 25, 2004 (Accession No. 0001193125-04-029073), which are incorporated by reference.

ITEM 2.  EXHIBITS.

         Pursuant to the Instructions as to Exhibits, no exhibits are filed herewith or incorporated by reference.


                                   SIGNATURE

                  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                            BLACKROCK STRATEGIC DIVIDEND
                                            ACHIEVERS(TM)TRUST

                                            By:    /s/ Robert S. Kapito
                                            Name:  Robert S. Kapito
                                            Title: Trustee and President
                                                   (Principal Executive Officer)


Date: March 22, 2004